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                          SIDLEY AUSTIN LLP  BEIJING  GENEVA      SAN FRANCISCO
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                                             FOUNDED 1866

                                February 1, 2006

To the Parties Listed on Annex A hereto:

     Re: LB-UBS Commercial Mortgage Trust 2006-C1
         Commercial Mortgage Pass-Through Certificates, Series 2006-C1

Ladies and Gentlemen:

          We have acted as special tax counsel to Structured Asset Securities
Corporation II (the "Depositor"), Lehman Brothers Inc. ("LBI"), LUBS Inc.
("LUBS") and Lehman Brothers Holdings Inc. ("LBHI"), in connection with the following transactions (collectively, the "Transactions"):

          (i) the sale by LBHI, and the purchase by the Depositor, of certain multifamily and commercial mortgage loans (collectively, the "LBHI Mortgage
     Loans"), pursuant to the LBHI Mortgage Loan Purchase Agreement, dated as of
     January 20, 2006 (the "LBHI Mortgage Loan Purchase Agreement"), between
     LBHI as seller and the Depositor as purchaser;

          (ii) the sale by LUBS, and the purchase by the Depositor, of a certain commercial mortgage loan (the "LUBS Mortgage Loan"), pursuant to the LUBS
     Mortgage Loan Purchase Agreement, dated as of January 20, 2006 (the "LUBS
     Mortgage Loan Purchase Agreement"), between LUBS as seller, the Depositor as purchaser and LBHI as an additional party;

          (iii) the sale by UBS Real Estate Investments Inc. ("UBSREI" and, collectively with LBHI and LUBS, the "Mortgage Loan Sellers"), and the purchase by the Depositor, of certain multifamily and commercial mortgage loans (collectively, the "UBS Mortgage Loans" and, collectively with the
     LBHI Mortgage Loans and the LUBS Mortgage Loan, the "Mortgage Loans"),
     pursuant to the UBS Mortgage Loan Purchase Agreement, dated as of January
     20, 2006 (the "UBS Mortgage Loan Purchase Agreement" and, collectively with the LBHI Mortgage Loan Purchase Agreement and LUBS Mortgage Loan Purchase
     Agreement, the "Mortgage Loan Purchase Agreements"), between UBSREI as seller, the Depositor as purchaser and UBS Principal Finance LLC as an additional party;

          (iv) the creation of a common law trust (the "Trust") and the issuance of an aggregate $2,483,260,647 Certificate Principal Balance of Commercial
     Mortgage Pass-Through Certificates, Series 2006-C1 (the "Certificates"),
     consisting of multiple classes designated Class A-1, Class A-2, Class A-3,
     Class A-AB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D,
     Class E, Class F, Class X-CP, Class X-CL, Class G, Class H, Class J, Class
     K, Class L, Class M, Class N, Class P, Class Q, Class S, Class T, Class
     IUU-1, Class IUU-2, Class IUU-

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     3, Class IUU-4, Class IUU-5, Class IUU-6, Class IUU-7, Class IUU-8, Class
     IUU-9, Class IUU-10, Class R-I, Class R-II and Class R-III, pursuant to the
     Pooling and Servicing Agreement, dated as of January 11, 2006 (the "Pooling and Servicing Agreement"), between the Depositor as depositor, Wachovia
     Bank, National Association as master servicer, LNR Partners, Inc. as special servicer, and LaSalle Bank National Association as trustee (the
     "Trustee");

          (v) the transfer of the Mortgage Loans by the Depositor to the Trust,
     pursuant to the Pooling and Servicing Agreement, in exchange for the issuance of the Certificates at the direction of the Depositor;

          (vi) the sale by the Depositor, and the purchase by LBI and UBS
     Securities LLC ("UBS Securities"), of the Class A-1, Class A-2, Class A-3,
     Class A-AB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D,
     Class E, Class F and Class X-CP Certificates (collectively, the "Publicly
     Offered Certificates"), pursuant to the Underwriting Agreement, dated as of
     January 20, 2006 (the "Underwriting Agreement"), between the Depositor, LBI and UBS Securities, and acknowledged, as to certain sections, by UBSREI and
     LBHI;

          (vii) the sale by the Depositor, and the purchase by LBI and UBS
     Securities, of the Class X-CL, Class G, Class H, Class J, Class K, Class L,
     Class M, Class N, Class P, Class Q, Class S, Class T, Class IUU-1, Class
     IUU-2, Class IUU-3, Class IUU-4, Class IUU-5, Class IUU-6, Class IUU-7,
     Class IUU-8, Class IUU-9, and Class IUU-10 Certificates (collectively, the
     "Privately Offered Certificates" and, collectively with the Publicly
     Offered Certificates, the "Offered Certificates"), pursuant to the
     Certificate Purchase Agreement, dated as of January 20, 2006 (the
     "Certificate Purchase Agreement"), between the Depositor, LBI and UBS
     Securities;

          (viii) the negotiation and execution of the LBHI Indemnification
     Agreement, dated as of January 20, 2006 (the "LBHI Indemnification
     Agreement"), between LBHI, the Depositor, LBI and UBS Securities; and

          (ix) the negotiation and execution of the UBS Indemnification
     Agreement, dated as of January 20, 2006 (the "UBS Indemnification
     Agreement;" and, together with the LBHI Indemnification Agreement, the
     "Indemnification Agreements"), between UBSREI, UBS Americas Inc., the
     Depositor, LBI and UBS Securities.

          In the course of our acting as special tax counsel to the Depositor,
LBI and LBHI as described above, we prepared or reviewed the Pooling and
Servicing Agreement, the Underwriting Agreement, the Certificate Purchase
Agreement, the Mortgage Loan Purchase Agreements and the Indemnification
Agreements (collectively, the "Agreements"). Capitalized terms not defined herein have the respective meanings set forth in the Pooling and Servicing
Agreement and, to the extent not defined therein, in the other Agreements.

          In addition, we have reviewed or been involved in the preparation of the following documents and all exhibits thereto:

          (a)  the Free Writing Prospectus, dated January 9, 2006 (the "Free
               Writing Prospectus"), specifically relating to the Publicly
               Offered Certificates and the

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               Trust, which consist of over 275 printed pages and refers to itself therein as "this offering prospectus", and which was accompanied by the Basic Prospectus (as defined below);

          (b)  the Prospectus Supplement, dated January 20, 2006 (the
               "Prospectus Supplement"), specifically relating to the Publicly
               Offered Certificates and the Trust;

          (d)  the Prospectus, dated January 6, 2006 (the "Basic Prospectus"
               and, together with the Prospectus Supplement, the "Prospectus"), relating to publicly offered mortgage-backed securities,
               including mortgage pass-through certificates evidencing interests in trust funds established by the Depositor; and

          (c)  the Offering Memorandum, dated January 20, 2006 (the
               "Memorandum") specifically relating to the Privately Offered
               Certificates and the Trust.

          For purposes of rendering the opinions set forth below, we have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions set forth below; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which such opinions are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of each of the parties to the
Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the power and authority of all parties to the Agreements to enter into, perform under and consummate the transactions contemplated by the Agreements, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order, writ or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of each of the Agreements by all parties thereto, (ix)
the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (x) the compliance with the Agreements by all parties thereto and, in the case of the Pooling and Servicing Agreement, by the registered holders and beneficial owners of the Certificates, (xi) the conformity, to the requirements of the Pooling and Servicing Agreement and the Mortgage Loan
Purchase Agreements, of the Mortgage Notes, the Mortgages and the other documents delivered to the Trustee by, on behalf of or at the direction of the
Depositor and the Mortgage Loan Sellers, and (xii) the absence of any other agreement that supplements or otherwise modifies the express terms of the
Agreements.

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          When used in this opinion, the term "knowledge" or words of similar import mean the actual knowledge of facts or other information of the Sidley
Austin LLP attorneys currently practicing law with this firm who have been actively involved in the above-described representation with respect to the
Transactions. In that regard we have conducted no special or independent investigation of factual matters in connection with this opinion letter.

          In rendering the opinions below, we do not express any opinion concerning the laws of any jurisdiction other than the federal tax laws of the
United States of America. Furthermore, we do not express any opinion with respect to the tax laws of any particular State or with respect to any matter not expressly addressed below.

                                      * * *

          To comply with certain Treasury regulations, we state that (i) this opinion letter was written to support the promotion and marketing by others of the Certificates, (ii) this opinion letter was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding U.S. federal tax penalties that may be imposed on such person, and (iii) each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

                                      * * *

          Based upon and subject to the foregoing, we are of the opinion that:

          As described in the Free Writing Prospectus, the Prospectus,
Memorandum and Pooling and Servicing Agreement, (a) REMIC I will qualify as a
REMIC within the meaning of the REMIC Provisions, and the REMIC I Regular
Interests will be "regular interests" and the Class R-I Certificates will evidence the sole class of "residual interests" in REMIC I, (b) REMIC II will qualify as a REMIC within the meaning of the REMIC Provisions, and the REMIC II
Regular Interests will be "regular interests" and the Class R-II Certificates will evidence the sole class of "residual interests" in REMIC II, and (c) REMIC
III will qualify as a REMIC within the meaning of the REMIC Provisions, and the
Regular Interest Certificates will evidence and/or constitute "regular interests" and the Class R-III Certificates will evidence the sole class of
"residual interests" in REMIC III.

          We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement and to the use of our name under the heading
"Federal Income Tax Consequences" in the Prospectus Supplement. In giving such consent, we do not consider that we are "experts", within the meaning of the term as used in the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.

          The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is being rendered solely to and for the benefit of the persons to whom it is addressed in connection with the matter described above; accordingly, it may not be quoted, filed with any governmental authority or other regulatory agency or otherwise delivered to or relied upon by any other person or used for any other purpose without our prior written consent; provided, however, that the recipient of this opinion letter (and each employee, representative, or other agent of such recipient) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transactions.

                                Very truly yours,

                                /s/ Sidley Austin LLP

                                     ANNEX A

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York 10019

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

Standard & Poor's Ratings Services,
   a division of The McGraw-Hill Companies, Inc.
55 Water Street, 10th Floor
New York, New York 10004

Fitch, Inc.
One State Street Plaza
New York, New York 10004

Wachovia Bank, National Association
NC 1075
8739 Research Drive, URP4
Charlotte, North Carolina 28262-1075

LNR Partners, Inc.
1601 Washington Avenue
Miami Beach, Florida 33139